Filed Pursuant to Rule 497(e)

Registration No.: 333-229567

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Supplement dated March 16, 2020

to the

Prospectus Supplement dated January 21, 2020

to the Prospectus dated January 21, 2020

This is a supplement (the “Supplement”), to the Prospectus Supplement, dated January 21, 2020, to the Prospectus, dated January 21, 2020, of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant a second amended and restated distribution agreement, dated January 21, 2020 (the “Distribution Agreement”), between the Fund and Foreside Fund Services, LLC (“Foreside” or the “Distributor”), pursuant to which the Fund may offer and sell up to 20,679,822 Common Shares, from time to time, through the Distributor, as agent for the Fund, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.

This Supplement updates certain information in the Prospectus Supplement as of the close of business on Friday, March 13, 2020. You should read this Supplement in conjunction with the Prospectus Supplement, dated January 21, 2020, and the Prospectus, dated January 21, 2020. A Statement of Additional Information, dated January 21, 2020, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into the Prospectus. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus Supplement or Prospectus.

The following section is added to the Prospectus Supplement prior to the heading “Plan of Distribution”:

RECENT DEVELOPMENTS

Recent market conditions, including the sharp sell-off of securities of MLPs and energy infrastructure companies, have led management to take certain actions impacting the Fund, including paying down a portion of its Borrowings in order to maintain desired leverage levels and asset coverage ratios as a result of the sharp decline in the value of the Fund’s portfolio holdings. The Adviser and the Board of Trustees will continue to evaluate the impact to the Fund of these recent market events, portfolio actions, the reduction of leverage, and changes in the Fund’s distribution rate.

Market and Net Asset Value Information

As of March 13, 2020, the last reported sales price on the NYSE, the NAV per Common Share and the percentage discount to NAV were $1.93, $2.18 and 11.47%, respectively. As of March 13, 2020, 49,078,618 Common Shares were outstanding.

The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. As a result of recent market condition, the Fund’s NAV may fluctuate significantly.

The Fund will suspend the offering of shares until the prospectus is amended, if subsequent to the date hereof, its net NAV declines more than ten percent its NAV set forth herein.

Distributions

The Fund has paid distributions to Common Shareholders monthly since inception. Payment of future distributions is subject to approval by the Fund’s Board of Trustees, as well as meeting the covenants of any outstanding borrowings and the asset coverage requirements of the 1940 Act.

On January 3, 2020, Board of Trustees declared the Fund’s monthly distributions for January, February and March 2020 as follows:

Month	Record Date	Ex Date	Payable Date	Amount Per Share
January 2020	January 15, 2020	January 14, 2020	January 23, 2020	$0.1042

February 2020	February 12, 2020	February 11, 2020	February 20, 2020	$0.1042
March 2020	March 18, 2020	March 17, 2020	March 26, 2020	$0.1042

On March 12, 2020, the Board of Trustees declared the Fund’s monthly distribution for April 2020 as follows:

Month	Record Date	Ex Date	Payable Date	Amount Per Share
April 2020	April 15, 2020	April 14, 2020	April 23, 2020	$0.03

Risks

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities has recently, and may continue to, fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Recent Market and Economic Developments. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named “SARS-CoV-2” (sometimes referred to as the “coronavirus”) and the resulting disease, which is referred to as “COVID-19,” has been declared a pandemic by the World Health Organization and has resulted in border closings, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty.

The United States and global debt and equity capital markets have been negatively impacted by significant uncertainty related to the pandemic spread of COVID-19. This uncertainty and related concerns that financial institutions as well as the global financial system are experiencing severe economic distress have materially and adversely impacted the broader financial and credit markets and the debt and equity capital for the market as a whole. These events contributed to severe market volatility which may adversely impact the Fund’s net asset value and market price and result in heightened volatility in the performance of the Fund’s portfolio investments.

Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil producing countries.

The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Adviser does not know how long the energy sector and the financial markets generally will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the energy sector, the U.S. economy, the securities markets and issuers held in the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

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An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. See “Risks” beginning on page 75 of the accompanying Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 14 of the accompanying Prospectus. You should carefully consider these risks together with all of the other information contained in the Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if the Prospectus Supplement and the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Please retain this Supplement with your records.